SIGNATURE

	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29, 2003

			BANCO ITAU,
S.A.

	By:	/s/ ROBERTO EGYDIO SETUBAL
	Name:	Roberto Egydio Setubal

	Title:	President and Chief Executive Officer


SIGNATURE


	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29, 2003

	ITAU BANK, LTD.

	By:	/s/
ROBERTO EGYDIO SETUBAL
	Name:	Roberto Egydio Setubal
	Title:	Director



SIGNATURE

	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29, 2003


	ITAUSA - INVESTIMENTOS ITAU, S.A.

	By:	/s/ ROBERTO EGYDIO SETUBAL

			Attorney-in-fact


SIGNATURE

	After reasonable inquiry and
to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29,
2003

	COMPANHIA ESA

	By:	/s/ ROBERTO EGYDIO SETUBAL

			Attorney-in-fact


SIGNATURE

	After reasonable inquiry and
to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29,
2003

	OLAVO EGYDIO SETUBAL

	By:	/s/ ROBERTO EGYDIO SETUBAL

			Attorney-in-fact


SIGNATURE

	After reasonable inquiry and
to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29,
2003

	MARIA DE LOURDES EGYDIO VILLELA

	By:	/s/ ROBERTO EGYDIO
SETUBAL
			Attorney-in-fact



SIGNATURE

	After reasonable
inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


			August 29, 2003

	ALFREDO EGYDIO ARRUDA VILLELA FILHO


	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact


SIGNATURE


	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29, 2003

	ANA LUCIA DE MATTOS
BARRETTO VILLELA

	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact



SIGNATURE

	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29, 2003


	RICARDO VILLELA MARINO

	By:	/s/ ROBERTO EGYDIO SETUBAL

			Attorney-in-fact



SIGNATURE

	After reasonable inquiry
and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August
29, 2003

	RODOLFO VILLELA MARINO

	By:	/s/ ROBERTO EGYDIO
SETUBAL
			Attorney-in-fact


SIGNATURE


	After reasonable
inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


			August 29, 2003

	ALFREDO EGYDIO SETUBAL

	By:	/s/ ROBERTO
EGYDIO SETUBAL
			Attorney-in-fact


SIGNATURE

	After
reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29, 2003

	JOSE LUIZ EGYDIO SETUBAL


	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact


SIGNATURE


	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29, 2003

	MARIA ALICE SETUBAL


	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact



SIGNATURE

	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29, 2003

	OLAVO EGYDIO
SETUBAL JUNIOR

	By:	/s/ ROBERTO EGYDIO SETUBAL
			Attorney-in-fact



SIGNATURE

	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August 29, 2003


	PAULO SETUBAL NETO

	By:	/s/ ROBERTO EGYDIO SETUBAL

			Attorney-in-fact



SIGNATURE

	After reasonable inquiry
and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

			August
29, 2003

	RICARDO EGYDIO SETUBAL

	By:	/s/ ROBERTO EGYDIO
SETUBAL
			Attorney-in-fact

SIGNATURE

	After reasonable
inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


			August 29, 2003

	ROBERTO EGYDIO SETUBAL

	By:	/s/ ROBERTO
EGYDIO SETUBAL